                                                                EXHIBIT 10.3.1.j

                                PLEDGE AGREEMENT

              PLEDGE AGREEMENT (the "AGREEMENT"), dated as of March 26, 1999, made by TELXON CORPORATION ("TELXON"), a Delaware corporation (the "PLEDGOR"), to THE BANK OF NEW YORK, with an office at One Wall Street, New York, New York 10286, as agent (the "AGENT") for the benefit of the Lenders, the Issuer and the Swing Line Lender (each as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H :

              WHEREAS, Telxon, the Lenders from time-to-time party to the Credit Agreement, the Issuer, the Swing Line Lender and the Agent, on behalf of the Lenders, the Issuer, the Swing Line Lender, entered into that certain Credit Agreement dated as of March 8, 1996, as amended by that certain Amendment No. 1 to the Credit Agreement dated as of August 6, 1996, Amendment No. 2 to the Credit Agreement dated as of December 16, 1996 and Amendment No. 3 to the Credit Agreement dated as of December 12, 1997 (as further amended, amended and restated, modified or supplemented from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, Telxon, the Agent, the Issuer, the Swing Line Lender and the Lenders have heretofore entered into a Waiver and Agreement, dated as of December 29, 1998 (the "ORIGINAL WAIVER") and a Waiver Extension and Agreement, dated as of February 12, 1999 (the "ORIGINAL WAIVER EXTENSION"), with respect to certain matters relating to the compliance by Telxon with certain provisions of the Agreement;

                  WHEREAS, Telxon has requested that the Agent, the Issuer, the Swing Line Lender and the Lenders agree to a further waiver of compliance by Telxon with certain provision of the Credit Agreement, including an extension of the waiver granted in the Original Waiver as extended by the Original Waiver Extension and to amend certain other provisions of the Credit Agreement;

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Agent, the Issuer, the Swing Line Lender, the Lenders and Telxon are entering into that certain Second Waiver Extension Agreement and Amendment No. 4 to the Credit Agreement dated as of the date hereof (the "SECOND WAIVER");

                  WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined;

              WHEREAS, it is a condition precedent to the effectiveness of the Second Waiver, and the continuance of the making of Loans and the issuance of Letters of Credit under the Credit Agreement, that the Pledgor shall have granted to the Agent, for the ratable benefit of the Lenders, the Issuer and the Swing Line Lender, a security interest, pledge and lien upon the Pledgor's assets and property contemplated by this Agreement;

              NOW, THEREFORE, in consideration of the premises, the covenants and conditions set forth herein and in the Second Waiver, and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the Pledgor hereby agrees with the Agent as follows:

              SECTION 1. PLEDGE. The Pledgor hereby transfers, grants, bargains, conveys, hypothecates, pledges and sets over unto the Agent, and grants to the Agent, for its benefit and for the ratable benefit of the Lenders, the Issuer and the Swing Line Lender, a security interest, in (a) all the shares of capital stock owned by it listed on Schedule I hereto of the issuer listed thereon (the "ISSUER") and all shares of capital stock of any Subsidiary obtained in the future by the Pledgor and the certificates representing or evidencing all such shares (the "PLEDGED STOCK"), (b) all other property which may be delivered to and held by the Agent pursuant to the terms hereof, (c) subject to Section 6 below, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above,
(d) subject to Section 6 below, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b) and
(c) above, and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) being collectively called the "PLEDGED COLLATERAL").

              SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement and the Pledged Collateral secure the payment and performance of all obligations of the Pledgor to the Agent, the Lenders, the Issuer and the Swing Line Lender now or hereafter existing under the Credit Agreement, the Notes, the Letter of Credit and the other Loan Documents, as the same may be amended, modified or supplemented, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under or in respect of this Agreement under the Credit Agreement or the Loan Documents (all such obligations of the Pledgor being herein called the "OBLIGATIONS").

              SECTION 3. DELIVERY OF PLEDGED COLLATERAL; OTHER ACTION. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Agent, on behalf of the Lenders, the Issuer and the Swing Line Lender, and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance acceptable to the Agent. Upon the occurrence and during the continuance of any Event of Default (as hereinafter defined in Section 11), the Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Collateral.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

                           (a) the shares of Pledged Stock have been duly authorized and validly issued and are fully paid and non-assessable;

                           (b) the Pledgor is the legal and beneficial owner of the Pledged Collateral described on Schedule I free and clear of any lien, security interest, option or other charge, pledge or encumbrance except for the security interest created by this Agreement or except as permitted by the Credit Agreement;

                           (c) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor; and

                           (d) except as set forth on Schedule I, (i) the Pledged Stock described in Section 1 hereof constitutes all of the issued and outstanding shares of stock of the Issuer and (ii) the Issuer is not under any contractual obligation to issue any additional shares of stock or any other securities, rights or indebtedness.

              SECTION 5. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

              SECTION 6. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Event of Default (as defined in Section 11 herein) shall have occurred and be continuing, and except as provided in the Credit Agreement:

                           (i) the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement;

                           (ii) notwithstanding the provisions of Section 1 hereof, the Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral of the Pledgor; PROVIDED, that any and all

                                    (A) dividends paid or payable other than in
                  cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, and

                                    (B) dividends and other distributions paid
                  or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement); and

              (iii) the Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above;

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) upon written notice from the Agent to the Pledgor to such effect, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to
         Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral any such dividends; and

                           (ii) after notice from the Agent, all dividends which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

              SECTION 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. Except as otherwise provided in the Credit Agreement:

                  (a) The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral of the Pledgor, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral of the Pledgor, except for the security interest under this Agreement.

                  (b) The Pledgor agrees that it will (i) cause the Issuer not to issue any stock or other securities in addition to or substitution for the Pledged Stock issued by the Issuer and any subsequently formed or acquired Subsidiary, except to the Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities of the Issuer and any subsequently formed or acquired Subsidiary.

              SECTION 8. AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, upon and during the continuance of an Event of Default, in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

              SECTION 9. AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section 12 hereof.

              SECTION 10. REASONABLE CARE. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords to its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

              SECTION 11. EVENTS OF DEFAULT; REMEDIES. Upon the occurrence of any of the following specified Events of Default (each an "EVENT OF DEFAULT"):

                           (a) the occurrence of a Default as defined in the Credit Agreement;

                           (b) the Pledgor shall or shall attempt to (i) encumber, subject to any further pledge or security interest, sell, transfer or otherwise dispose of any of the Pledged Collateral or any interest therein (except to the extent permitted by the Credit Agreement), or (ii) use or allow the use of any of the Pledged Collateral in connection with any undertaking prohibited by law;

                           (c) any of the Pledged Collateral shall be attached or levied upon or seized in any legal proceeding, or if the Pledgor shall fail to pay when due and payable all taxes and assessments upon any of the Pledged Collateral (unless in good faith contested by appropriate proceedings promptly initiated and diligently conducted); or

                           (d) the Pledgor shall fail to pledge or deliver any securities or property as required by this Agreement;

then, and in any such event, the Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code and (subject to applicable securities laws) the Agent, may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent, may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be held by the Agent, on behalf of the Lenders, the Issuer and the Swing Line Lender, as collateral for, and then applied in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                  Should the net proceeds of any sale of the whole or any part of the Pledged Collateral be insufficient to pay the Obligations in full, the Pledgor shall remain liable to the full extent of the deficiency.

                  If at any time when the Agent shall determine to exercise its right to sell all or any part of the Pledged Collateral pursuant to this Section 11, such Pledged Collateral or the part thereof to be sold shall not be effectively registered under the Securities Act of 1933, as amended, and as from time to time in effect, and the rules and regulations thereunder (the "SECURITIES ACT"), the Agent is hereby expressly authorized to sell such Pledged Collateral or such part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Agent (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or such part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a restricted number of potential purchasers to effect such sale and (c) may restrict such sale to purchasers as to their number, nature of business and investment intention including without limitation to purchasers each of whom will represent and agree to the satisfaction of the Agent that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral, or part thereof, it being understood that the Agent may cause or require the Pledgor, and the Pledgor hereby agrees upon the written request of the Agent, to cause (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the Pledged Collateral represented thereby have not been registered under the Securities Act and setting forth or referring to restrictions on the transferability of such securities; and (ii) the issuance of stop transfer instructions to the Issuer's transfer agent, if any, with respect to the Pledged Collateral, or, if the Issuer transfers its own securities, a notation in the appropriate records of the Issuer. In the event of any such sale, the Pledgor does hereby consent and agree that the Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which the Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

              SECTION 12. EXPENSES; INDEMNITY. Without duplicating any amounts payable under Sections 10.7, 11.5 and 11.10 of the Credit Agreement, the Pledgor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection for, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. The Pledgor agrees to indemnify and hold harmless the Agent from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, growing out of or resulting from this Agreement or the exercise by the Agent of any right or remedy granted to it hereunder or under the other Loan Documents, except as such may have resulted from the Agent's gross negligence or willful misconduct. In no event shall the Agent be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or property actually received by it in accordance with the terms thereof. If and to the extent that the obligations of the Pledgor under this Section 12 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

              SECTION 13. SECURITY INTEREST ABSOLUTE. All rights of the Agent and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of any circumstance which might constitute a defense available to, or a discharge of, any of the Pledgor in respect of the Obligations or any of the Pledgor in respect of this Agreement other than payment in full of the Obligations.

              SECTION 14. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              SECTION 15. ADMINISTRATION BY AGENT. The Agent will hold in accordance with this Agreement all items of the Pledged Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Agent as holder of the Pledged Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.

              SECTION 16. ADDRESSES FOR NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telecopier communication) and, if to Telxon, mailed or delivered to it addressed to it at the address specified in the Credit Agreement, if to the Pledgor, mailed or delivered to it, addressed to it at the address specified below its signature at the end of this Agreement, if to the Agent, mailed or delivered to it, addressed to it at the address specified in the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 16. All such notices, requests, demands and other communications shall, when mailed, be effective when deposited in the mails or upon delivery, addressed as aforesaid.

              SECTION 17. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, the repayment of all Loans, the expiration or cancellation of all Letters of Credit and the termination of the Revolving Commitments, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Agent, the Lenders, the Issuer and the Swing Line Lender and each of their respective successors, transferees and assigns. Upon the payment in full of the Obligations, the repayment of all Loans, the expiration or cancellation of all Letters of Credit and the termination of the Revolving Commitments, this Agreement shall terminate and the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, subject to any existing liens, security interests or encumbrances on such Pledged Collateral, but free and clear of any liens in favor of the Agent. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (in accordance with the terms of the Credit Agreement) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, Issuer or Swing Line Lender herein or otherwise, in each case subject to and as provided for in Section 11.7 of the Credit Agreement.

              SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF

THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK AND BY FEDERAL LAW (INCLUDING, WITHOUT LIMITATION, THE BANKRUPTCY CODE) TO THE EXTENT THE SAME HAS PRE-EMPTED THE LAW OF THE STATE OF NEW YORK OR SUCH OTHER JURISDICTION.

              SECTION 19. WAIVER OF TRIAL BY JURY. THE PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

              SECTION 20. HEADINGS. Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

              IN WITNESS WHEREOF, the Pledgor and the Agent have caused this Agreement to be duly executed and delivered as of the date first above-written.

                                          PLEDGOR:

                                          TELXON CORPORATION

                                          By:  /s/ GERALD J. GABRIEL
                                               --------------------------------
                                          Name: Gerald J. Gabriel

                                          Title: Senior Vice President


                                          AGENT:

                                          THE BANK OF NEW YORK

                                          By: /s/ ROBERT J. JOYCE
                                             ------------------------

                                          Title:  Vice President